UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: December 16, 2022
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3100 Sanders Road, Suite 301
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	IEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On December 16, 2022, IDEX Corporation (the “Company”) announced a change to the segment measure of profit and loss used by the Chief Operating Decision Maker (“CODM”) in accordance with Accounting Standards Codification (“ASC”) 280, Segment Reporting, from operating income to adjusted earnings before interest, income taxes, depreciation and amortization (“Adjusted EBITDA”). This change will be effective for the quarter ending December 31, 2022. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, or EBITDA, before fair value inventory step-up charges, restructuring expenses and asset impairments, the net impact from the exit of a COVID-19 testing application, the gain on sale of a business, the gains on sales of assets, the impact of the settlement of a corporate transaction indemnity, the loss on early debt redemption and the noncash loss related to the termination of the Company's U.S. pension plan. The change in segment measure of profit and loss aligns with how the CODM allocates resources and evaluates the performance of the Company's businesses. It also allows the Company to better assess segment operating results over time since it excludes items that are not reflective of ongoing operations.

The change in the segment measure referenced herein affects only the manner in which the Company’s segment results were previously reported. It does not revise the Company's consolidated financial statements for any previously reported period.

Annual unaudited financial information reflecting the Company’s segment earnings for the full year 2021 and quarterly unaudited financial information for 2021 and 2022 are attached hereto as Exhibit 99.1. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933, as amended.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

99.1        Annual unaudited financial information reflecting the Company's segment earnings for the full year 2021 and quarterly unaudited financial information for 2021 and 2022.

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
December 16, 2022